July 14, 2023 NYSE: STT 2Q 2023 Financial Highlights Exhibit 99.3

2 Preface and forward-looking statements This presentation includes certain highlights of, and also material supplemental to, State Street Corporation’s news release announcing its second quarter 2023 financial results. That news release contains a more detailed discussion of many of the matters described in this presentation and is accompanied by an Addendum with detailed financial tables. This presentation is designed to be reviewed together with that news release and that Addendum, which are available on State Street’s website, at http://investors.statestreet.com, and are incorporated herein by reference. This presentation (and the conference call accompanying it) contains forward-looking statements as defined by United States securities laws. These statements are not guarantees of future performance, are inherently uncertain, are based on assumptions that are difficult to predict and have a number of risks and uncertainties. The forward-looking statements in this presentation speak only as of the time this presentation is first furnished to the SEC on a Current Report on Form 8-K, and State Street does not undertake efforts to revise forward-looking statements. See “Forward-looking statements” in the Appendix for more information, including a description of certain factors that could affect future results and outcomes. Certain financial information in this presentation is presented on both a GAAP basis and on a basis that excludes or adjusts one or more items from GAAP. The latter basis is a non-GAAP presentation. Refer to the Appendix for explanations of our non-GAAP financial measures and to the Addendum for reconciliations of our non-GAAP financial information.

3 2Q23 highlights All comparisons are to corresponding prior year period unless noted otherwise A Subject to the approval by State Street’s Board of Directors. Please refer to endnote 7 for additional information. Refer to the Appendix included with this presentation for endnotes 1 to 22. Financial Performance • EPS of $2.17, up 14% YoY • Total revenue of $3.1B, up 5% YoY, with fee revenue up 2% mainly reflecting higher Front office software and data revenue, Securities finance, and Other fee revenue primarily associated with a tax credit investment accounting change, and NII up 18% 1 • Total expenses of $2.2B, up 5% YoY, primarily driven by higher salaries and continued business investments, partially offset by lower transaction processing costs and productivity savings • Pre-tax margin of 29.5%, up 1.2%pts ‒ Positive operating leverage of 0.4%pts Business momentum Investment Services • AUC/A of $39.6T at quarter-end; business yet to be installed of $2.4T at quarter-end 2 ‒ New servicing wins of $141B primarily reflecting strong sales in the Asset Owners, Official Institutions and Alternatives client segments ‒ $1.2T of AUC/A onboarded in 2Q23 primarily from an Alpha mandate in the Asset Managers client segment • State Street Alpha SM continued to gain momentum, including expanded relationships for existing mandates; 3 Alpha clients went live in 2Q23, resulting in a total of 15 live clients to-date • SaaS client implementations and conversions increased ARR for Front office solutions to $281M, up 12% 3 Investment Management • AUM of $3.8T at quarter-end, with net inflows of $38B across all 3 business lines (ETFs, Cash, Institutional) 2 Awards • Named Securities Services Provider of the Year and Best FX Trading Platform in the Financial News 2023 Trading & Tech Awards 4 • GlobalLink Digital was recognized in the 2023 Markets Choice Awards as Best New Product 5 Balance sheet and capital • ROE of 13.0% and CET1 ratio of 11.8% at quarter end 6 • Returned ~$1.3B of capital in 2Q23, consisting of $1.05B in common share repurchases and $203M of declared common stock dividends • Announced a planned 10% increase to 3Q23 quarterly common stock dividend to $0.69 per share A

Summary of 2Q23 financial results

Financial results

(GAAP; $M, except EPS data, or where otherwise noted)	Quarters			%Δ	
	2Q22	1Q23	2Q23	1Q23	2Q22
Revenue:					
Back office servicing fees	$1,205	$1,131	$1,164	3%	(3)%
Middle office services	92	86	95	10	3
Servicing fees	1,297	1,217	1,259	3	(3)
Management fees	490	457	461	1	(6)
Foreign exchange trading services	331	342	303	(11)	(8)
Securities finance	107	109	117	7	9
Front office software and data	126	109	162	49	29
Lending related and other fees	62	56	59	5	(5)
Software and processing fees	188	165	221	34	18
Other fee revenue	(43)	45	58	29	nm
Total fee revenue	2,370	2,335	2,419	4	2
Net interest income	584	766	691	(10)	18
Total revenue	$2,953	$3,101	$3,110	0%	5%
Provision for credit losses	$10	$44	($18)	nm	nm
Total expenses	$2,108	$2,369	$2,212	(7)%	5%
Net income before income taxes	$835	$688	$916	33%	10%
Net income	$747	$549	$763	39%	2%
Diluted earnings per share	$1.91	$1.52	$2.17	43%	14%
Return on average common equity	12.1%	9.3%	13.0%	3.7%pts	0.9%pts
Pre-tax margin	28.3%	22.2%	29.5%	7.3%pts	1.2%pts
Tax rate	10.5%	20.2%	16.7%	(3.5)%pts	6.2%pts
Ex-notable items, non-GAAP [A]:					
Total revenue	$2,953	$3,101	$3,110	0%	5%
Total expenses	$2,096	$2,369	$2,212	(7)%	6%
EPS	$1.94	$1.52	$2.17	43%	12%
Pre-tax margin	28.7%	22.2%	29.5%	7.3%pts	0.8%pts

[A] These are non-GAAP presentations; refer to the Appendix for further explanations of non-GAAP measures.

Notable items

($M, except EPS data)	Quarters [A]		
	2Q22	1Q23	2Q23
Acquisition and restructuring costs	($12)	-	-
EPS impact	($0.03)	-	-

STATE STREET | 4

5 AUC/A and AUM levels, markets and flows performance AUC/A ($T, as of period-end) 2 Market indices8 • Up 4% YoY largely driven by higher quarter- end equity market levels and client flows • Up 5% QoQ primarily due to net new business and higher quarter-end market levels • Up 9% YoY mainly reflecting higher quarter- end market levels • Up 5% QoQ primarily due to higher quarter- end market levels and net inflows AUM ($B, as of period-end) 2 Select industry flows 9 +5% +5% $38.2 $37.6 $39.6 2Q22 1Q23 2Q23 2Q22 1Q23 2Q23 $3,475 $3,618 $3,797 +4% +9% A Line items may not sum to total due to rounding. Refer to the Appendix included with this presentation for endnotes 1 to 22. 1Q23 2Q22 EOP 8% 18% Daily Avg 5 2 EOP 2 15 Daily Avg 3 6 EOP (0) (1) Daily Avg (1) (6) EOP 6 14 Daily Avg 4 2 EOP (2) (1) Daily Avg 0 (3) (% change) 2Q23 vs S&P 500 MSCI EAFE MSCI EM Bloomberg Global Agg MSCI ACWI 2Q22 1Q23 2Q23 Long Term Funds $(278) $(58) $(113) Money Market (35) 445 161 ETF 93 79 136 North America Total (220) 466 184 EMEA Total (71) 112 81 ($B) Total flowsA

Revenue: Servicing fees

Servicing fees ($M)

Total revenue	$2,953	$2,959	$3,155	$3,101	$3,110	YoY +5% QoQ flat



-3%
+3%
$1,297
$1,219
$1,203
$1,217
$1,259
YoY %
Back office servicing fees
1,205
1,126
1,115
1,131
1,164
-3%
Middle office services
92
93
88
86
95
+3%
2Q22
3Q22
4Q22
1Q23
2Q23

AUC/A sales performance indicators ($B)[2]

AUC/A wins	$972	$233	$434	$112	$141
AUC/A to be installed	3,632	3,413	3,608	3,647	2,365

- Servicing fees were positively impacted by currency translation YoY by $1M and QoQ by $5M

2Q23 performance

Servicing fees of $1,259M down (3)% YoY and up 3% QoQ

- Down (3)% YoY primarily as net new business was more than offset by lower client activity/adjustments and below average pricing headwinds
- Up 3% QoQ mainly due to higher average market levels and net new business

Back office servicing fees of $1,164M down (3)% YoY and up 3% QoQ, generally consistent with total servicing fees above; Middle office services of $95M increased 3% YoY and 10% QoQ, primarily reflecting net new business

Investment Services business momentum[2]

- New business wins across strategic client segments including new mandates in the Asset Owners, Official Institutions and Alternatives segments
- ~50% of new mandates driven by wins from EMEA and APAC
- Onboarded $1.2T of AUC/A in 2Q23 primarily in the Asset Managers client segment

Refer to the Appendix included with this presentation for endnotes 1 to 22.

STATE STREET 6

Revenue: Management fees

Management fees ($M)

Total revenue	$2,953	$2,959	$3,155	$3,101	$3,110	YoY +5% QoQ flat



-6%
+1%
$490
$472
$457
$457
$461
2Q22
3Q22
4Q22
1Q23
2Q23

Performance indicators ($B)[2]

AUM	$3,475	$3,265	$3,481	$3,618	$3,797
Net flows (QoQ)	(62)	(9)	(17)	(26)	38

- Management fees were positively impacted by currency translation QoQ by $1M and nil on a YoY basis

2Q23 performance

Management fees of $461M down (6)% YoY and up 1% QoQ

- Down (6)% YoY primarily due to net outflows in prior periods and a previously described shift of certain management fees into NII, partially offset by higher average market levels[A]
- Up 1% QoQ mainly as a result of higher average market levels and Cash net inflows

Investment Management business momentum[2]

- ETFs: Strong net inflows into SPY and Sectors suite, as well as SPDR® Portfolio Low-Cost suite
- Institutional: Experienced net inflows, with continued momentum in Indexed Fixed Income and Defined Contribution, including the Target Date franchise, which had net inflows of $3B
- Cash: Strong net inflows of $10B primarily from Money Market funds

[A] Shift of a portion of management fees into NII associated with management fees that is now recognized as NII for certain U.S. ETFs with unique structures.
Refer to the Appendix included with this presentation for endnotes 1 to 22.

STATE STREET | 7

Revenue: Markets, Software and processing, and Other fee revenue

Markets, Software & processing, and Other fees

(Ex-notable items, non-GAAP, $M)[A]

Total Revenue (GAAP)	$2,953	$2,959	$3,155	$3,101	$3,110	YoY +5% QoQ flat



$583
$608
$681
$661
$699
YoY %
FX trading[10]
331
319
344
342
303
(8)%
Securities finance
107
110
103
109
117
+9%
Software & processing
188
184
216
165
221
+18%
Other fees[B]
(43)
(5)
18
45
58
nm
2Q22
3Q22
4Q22
1Q23
2Q23

2Q23 performance

- FX trading services of $303M
  - Down (8)% YoY and (11)% QoQ primarily reflecting lower client FX volumes and FX volatility
- Securities finance of $117M
  - Up 9% YoY primarily from higher Agency spreads
  - Up 7% QoQ primarily driven by higher Agency and Prime Services (formerly Enhanced Custody) spreads, partially offset by lower Agency balances
- Software and processing fees of $221M
  - Up 18% YoY and 34% QoQ primarily driven by higher front office software and data revenue associated with CRD

    Front office software and data of $162M up 29% YoY and 49% QoQ

    Lending related and other of $59M down (5)% YoY and up 5% QoQ
- Other fee revenue of $58M[B]
  - Increased $101M YoY primarily due to a tax credit investment accounting change and the absence of negative market-related adjustments[1]
  - Increased $13M QoQ primarily driven by a tax credit investment accounting change, partially offset by the absence of positive fair value adjustments on equity investments[1]

[A] These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. [B] Other fee revenue primarily consists of income from equity method investments and certain tax-advantaged investments, as well as market-related adjustments.
Refer to the Appendix included with this presentation for endnotes 1 to 22.

STATE STREET

8

Revenue: Enterprise solutions enabled by State Street Alpha

Front office software and data ($M)[A]



Total revenue
$2,953
$2,959
$3,155
$3,101
$3,110
YoY +5%
QoQ flat
+29%
+49%
On-premises[11]
Professional services
Software-enabled (incl. SaaS)[11]
$126
25
24
74
$127
26
20
78
$159
59
16
81
$109
6
22
78
$162
47
29
82
13% YoY Growth
2Q22
3Q22
4Q22
1Q23
2Q23

Future growth driven by Front, Middle and Alpha

($M)	2Q22	1Q23	2Q23
Front office metrics			
New bookings[12]	$11	$2	$4
ARR[3]	251	273	281
Uninstalled revenue backlog[13]	91	100	88
Middle office metric			
Uninstalled revenue backlog[14]	92	104	82
Alpha metrics			
# of mandate wins	1	1	-
Live mandates to-date	12	12	15

2Q23 performance

- Up 29% YoY and 49% QoQ primarily driven by higher On-premises renewals and continued SaaS implementations and conversions driving Software-enabled and Professional services revenue growth
- Wealth client segment drove strong Front office software and data revenue performance

Business momentum

- 2Q23 ARR increased 12% YoY driven by 20+ SaaS client implementations and conversions since 2Q22
- Onboarded $1.1T of AUC/A associated with Alpha mandates and 15 Alpha clients now live

[A] Front office software and data revenue primarily includes revenue from CRD, Alpha Data Platform and Alpha Data Services. Includes Other revenue of $3M in each quarter from 2Q22 through 1Q23, and $4M in 2Q23. Revenue line items may not sum to total due to rounding.
Refer to the Appendix included with this presentation for endnotes 1 to 22.

STATE STREET | 9

Revenue: Net interest income

NII and NIM ($M)[15]

Total revenue	$2,953	$2,959	$3,155	$3,101	$3,110	YoY +5% QoQ flat



+18%
-10%
$584
$660
$791
$766
$691
2Q22
3Q22
4Q22
1Q23
2Q23

NIM[15] (FTE, %)	0.94%	1.11%	1.29%	1.31%	1.19%

Average balance sheet highlights ($B)[A]

	2Q22	3Q22	4Q22	1Q23	2Q23
Total assets	$291	$275	$284	$277	$275
Cash[B]	80	72	87	81	73
Investment portfolio	114	109	106	107	108
HTM % (EOP)	59%	61%	61%	60%	60%
Duration (EOP)[16]	2.8	2.7	2.6	2.8	2.7
Loans	36	35	35	34	34
Total deposits	$228	$213	$217	$210	$206
% operational[C]	76%	76%	73%	75%	75%

2Q23 performance

- Up 18% YoY largely due to higher short-term market rates from global central bank hikes, an increase in long-term interest rates and balance sheet positioning, partially offset by lower average deposits
- Down (10)% QoQ primarily driven by lower average non-interest bearing deposit balances, partially offset by higher short-term market rates from international central bank hikes

Assets and liabilities

- Average assets declined (6)% YoY and (1)% QoQ
- Average deposits declined (10)% YoY and (2)% QoQ
- Operational deposits as a percent of total deposits remained consistent

[A] Line items are rounded. [B] Includes Cash and due from banks and Interest-bearing deposits with banks. [C] Calculated as Operational deposits divided by Total deposits, in the respective periods.
Refer to the Appendix included with this presentation for endnotes 1 to 22.

STATE STREET | 10

Expenses

Expenses

(Ex-notable items, non-GAAP, $M)[A]



+6%
-7%
$2,096
$2,369
$2,212
Comp. & benefits[B]
1,046
1,292
1,123
Info. sys.
392
414
405
Tran. processing
240
239
235
Occupancy
96
94
103
Other[17,18]
322
330
346
2Q22
1Q23
2Q23

	2Q22	1Q23	2Q23	
GAAP Expenses	$2,108	$2,369	$2,212	YoY +5% QoQ -7%
Headcount	40,354	42,786	42,688	YoY +6% QoQ flat

- Total expenses on both a GAAP and ex-notables basis were positively impacted by currency translation YoY by $5M and negatively impacted QoQ by $8M
- Headcount up 6% YoY primarily driven by operational support for business growth segments, technology investments, insourcing, and lower attrition rate; headcount flat QoQ due to productivity and active management

2Q23 performance

(Ex-notable items, non-GAAP, $M)[A]

Expenses of $2,212M up 6% YoY and down (7)% QoQ

- Compensation and employee benefits of $1,123M
  - Up 7% YoY mainly due to higher salaries and headcount
  - Down (13)% QoQ largely driven by the absence of seasonal expenses[B]
- Information systems and communications of $405M
  - Up 3% YoY primarily due to higher technology and infrastructure investments, partially offset by optimization savings, insourcing and vendor savings initiatives
  - Down (2)% QoQ mainly due to credits related to vendor savings initiatives
- Transaction processing services of $235M
  - Down (2)% YoY and QoQ mainly reflecting lower sub-custody costs from vendor credits
- Occupancy of $103M
  - Up 7% YoY and 10% QoQ mainly due to headquarters relocation, temporarily resulting in overlapping cost
- Other of $346M[18]
  - Up 7% YoY largely reflecting higher professional fees
  - Up 5% QoQ largely due to higher marketing spend and professional fees

[A] These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. [B] 1Q23 includes $181M of seasonal expenses.
Refer to the Appendix included with this presentation for endnotes 1 to 22.

STATE STREET 11

Capital and liquidity ratios

Ratios (%, as of period-end)[6]

CET1 (Standardized)


12.9%
13.2%
13.6%
12.1%
11.8%
10-11% STT Target
1.0%
2.5%
4.5%
8.0%
G-SIB surcharge[19]
SCB[20]
Minimum ratio
2Q22
3Q22
4Q22
1Q23
2Q23
Requirement

Tier 1 leverage


6.0%
6.4%
6.0%
6.0%
5.8%
5.25-5.75% STT Target
4.0%
Minimum ratio
2Q22
3Q22
4Q22
1Q23
2Q23
Requirement

State Street Bank and Trust LCR[21]


122%
116%
120%
124%
120%
100%
2Q22
3Q22
4Q22
1Q23
2Q23
Requirement

Capital and liquidity highlights

- 2Q23 standardized CET1 ratio at quarter-end of 11.8% decreased (0.3)%pts QoQ primarily driven by the continuation of common share repurchases, partially offset by retained earnings
- 2Q23 Tier 1 leverage ratio of 5.8% at quarter-end decreased (0.2)%pts QoQ largely due to the continuation of common share repurchases, partially offset by retained earnings and a reduction in average balance sheet size
- LCR for State Street Corporation was flat QoQ at 108%; LCR for State Street Bank and Trust Company decreased (4)%pts to 120%[21]
- Returned ~$1.3B of capital in 2Q23 consisting of $1.05B of common share repurchases and $203M in common stock dividends
  - Announced a planned 10% increase to 3Q23 quarterly common stock dividend to $0.69 per share[A]

Capital ($B unless noted otherwise, capital metrics as of period-end)

	2Q22	1Q23	2Q23
Standardized CET1			
CET1 capital	$14.9	$14.0	$13.5
Risk weighted assets	115	116	114
Tier 1 leverage			
Tier 1 capital	16.9	16.0	15.5
Leverage exposure[22]	283	269	266
OCI impact of investment portfolio on regulatory capital[B]	(0.5)	0.2	(0.1)

[A] Subject to the approval by State Street's Board of Directors. Please refer to endnote 7 for additional information. [B] OCI impact of investment portfolio on regulatory capital is a sub-component within GAAP AOCI.

Refer to the Appendix included with this presentation for endnotes 1 to 22.

STATE STREET | 12

13 Summary All comparisons are to corresponding prior year period unless noted otherwise 2Q23 financial review • EPS of $2.17, up 14%; pre-tax margin of 29.5%; ROE of 13.0% ‒ Fee revenue up 2% mainly driven by higher Front office software and data revenue, Securities finance, and Other fee revenue associated with tax credit investment accounting change 1 ‒ NII up 18% primarily due to higher global interest rates, partially offset by lower deposit balances ‒ Expenses up 5% primarily reflecting higher salaries and continued business investments, partially offset by lower transaction processing costs and continued productivity savings ‒ Positive operating leverage of 0.4%pts Business momentum Investment Services • AUC/A of $39.6T at quarter-end; business yet to be installed of $2.4T at quarter-end 2 ‒ New servicing wins of $141B primarily reflecting strong sales in the Asset Owners, Official Institutions and Alternatives client segments ‒ $1.2T of AUC/A onboarded in 2Q23 primarily from an Alpha mandate in the Asset Managers client segment • State Street Alpha SM continued to gain momentum, including expanded relationships for existing mandates; 3 Alpha clients went live in 2Q23, resulting in a total of 15 live clients to-date • SaaS client implementations and conversions increased ARR for Front office solutions to $281M, up 12% 3 Investment Management • AUM of $3.8T at quarter-end, with net inflows of $38B across all 3 business lines (ETFs, Cash, Institutional) 2 Awards • Named Securities Services Provider of the Year and Best FX Trading Platform in the Financial News 2023 Trading & Tech Awards 4 • GlobalLink Digital was recognized in the 2023 Markets Choice Awards as Best New Product 5 Capital management • Returned ~$1.3B of capital in 2Q23, consisting of $1.05B in common share repurchases and $203M of declared common stock dividends • Announced a planned 10% increase to 3Q23 quarterly common stock dividend to $0.69 per share A A Subject to the approval by State Street’s Board of Directors. Please refer to endnote 7 for additional information. Refer to the Appendix included with this presentation for endnotes 1 to 22.

14 Appendix 2Q23 line of business performance 15 State Street NII trends through cycles 16 Reconciliation of notable items 17 Reconciliation of constant currency impacts 18 Endnotes 19 Forward-looking statements 20 Non-GAAP measures 21 Definitions 22

15 1,920 State StreetC 2Q23 line of business performance Investment Servicing Total revenueA 588 687 1,888 1,920 2Q22 2Q23 $2,475M $2,607M Pre-tax income Fee revenue NII Pre-tax margin 28.2% 29.7% 1.5%pts YoY % ∆ +2% +17% +5% +11% Investment Management Total revenueB 2Q22 2Q23 $478M $503M Pre-tax income Pre-tax margin 31.6% 28.2% -3.4%pts 2Q22 2Q23 $151M $142M YoY % ∆ +5% -6% Total revenue ex-notable itemsA,D 584 691 2,370 2,419 2Q22 2Q23 $2,953M $3,110M Pre-tax income ex-notable itemsC Fee revenue NII Pre-tax margin ex-notable itemsD 28.7% 29.5% 0.8%pts YoY % ∆ +2% +18% +5% +8% A Total revenue also includes Other income of $(1)M in 2Q22. B 2Q23 Total revenue includes $4M in NII and 2Q22 Total revenue includes $(4)M in NII. C State Street includes line of business results from Investment Servicing, Investment Management, and Other. Refer to the Addendum for further line of business information. D This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items and further explanations of non-GAAP measures. 2Q22 2Q23 $698M $775M 2Q22 2Q23 $847M $916M

State Street NII trends through cycles


Before prior tightening cycle
Prior tightening / easing cycle
COVID-19 period
Current tightening cycle
Total Deposits ($B, Quarterly Avg)
165 169 174 174 165 167 162 161 165 163 160 158 155 157 157 164 180 197 189 206 226 242 233 240 233 228 213 217 210 206
Fed Funds (%, Avg)[A]
0.50 0.50 0.50 0.55 0.80 1.05 1.25 1.30 1.53 1.80 2.01 2.29 2.50 2.50 2.30 1.83 1.40 0.25 0.25 0.25 0.25 0.25 0.25 0.25 0.29 0.95 2.37 3.84 4.69 5.16
NII range for the cycle ($M)[B]
$500-550
$600-700
$450-550
Quarterly NII ($M)
512 521 537 514 510 575 603 616 643 659 672 697 673 613 644 636 664 559 478 499 467 467 487 484 509 584 660 791 766 691
1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23

General cycle description

Before prior tightening cycle:
- Period of low U.S. rates
- Negative ECB rate

Prior tightening / easing cycle:
- Slow and steady rate hikes, separated by pauses
- Negative ECB rate
- Eventual Fed balance sheet contraction
- Multi-year equity bull market

COVID-19 period:
- Low rate environment globally
- Significant Fed balance sheet growth
- Flight to quality deposits by many investors

Current tightening cycle:
- Large, rapid global rate hikes
- Upfront Fed balance sheet contraction
- Inverted yield curve
- Competition from cash deposit alternatives
- Equity bear market

[A] Represents the quarterly average of the upper limit of the Federal Funds Target range. [B] Represents the range of quarterly NII over the respective cycle period rounded to the nearest $50M.

STATE STREET

16

Reconciliation of notable items

Quarterly reconciliation

(Dollars in millions, unless noted otherwise)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	% Change 2Q23 vs. 2Q22	% Change 2Q23 vs. 1Q23	Year-to-Date 2022	Year-to-Date 2023	% Change YTD 2023 vs. YTD 2022
Total revenue, GAAP-basis	$ 3,081	$ 2,953	$ 2,959	$ 3,155	$ 3,101	$ 3,110	5.3%	0.3%	$ 6,034	$ 6,211	2.9%
Less: Fee revenue	-	-	-	(23)	-	-			-	-	
Total revenue, excluding notable items	3,081	2,953	2,959	3,132	3,101	3,110	5.3%	0.3%	6,034	6,211	2.9%
Total expenses, GAAP basis	2,327	2,108	2,110	2,256	2,369	2,212	4.9%	(6.6)%	4,435	4,581	3.3%
Less: Notable expense items:											
Acquisition and restructuring costs	(9)	(12)	(13)	(31)	-	-			(21)	-	
Repositioning charges	-	-	-	(70)	-	-			-	-	
Total expenses, excluding notable items	2,318	2,096	2,097	2,155	2,369	2,212	5.5%	(6.6)%	4,414	4,581	3.8%
Seasonal expenses	(208)	-	-	-	(181)	-			(208)	(181)	
Total expenses, excluding notable items and seasonal expense items	$ 2,110	$ 2,096	$ 2,097	$ 2,155	$ 2,188	$ 2,212	5.5%	1.1%	$ 4,206	$ 4,400	4.6%
Operating leverage, GAAP-basis (%pts)[A]							0.4% pts	6.9% pts			-0.4% pts
Operating leverage, excluding notable items (%pts)[B]							-0.2% pts	6.9% pts			-0.9% pts
Pre-tax margin, GAAP-basis (%)	24.5%	28.3%	28.7%	28.2%	22.2%	29.5%	1.2% pts	7.3% pts	26.3%	25.8%	-0.5% pts
Notable items as reconciled above (%)	0.3%	0.4%	0.4%	2.7%	-	-			0.4%	-	
Pre-tax margin, excluding notable items (%)	24.8%	28.7%	29.1%	30.9%	22.2%	29.5%	0.8% pts	7.3% pts	26.7%	25.8%	-0.9% pts
Net income available to common shareholders, GAAP-basis	$ 583	$ 712	$ 669	$ 696	$ 525	$ 726	2.0%	38.3%	$ 1,295	$ 1,251	(3.4)%
Notable items as reconciled above: pre-tax	9	12	13	78	-	-			21	-	
Tax impact on notable items as reconciled above	(2)	(3)	(3)	(21)	-	-			(5)	-	
Net income available to common shareholders, excluding notable item:	$ 590	$ 721	$ 679	$ 753	$ 525	$ 726	0.7%	38.3%	$ 1,311	$ 1,251	(4.6)%
Diluted EPS, GAAP-basis	$ 1.57	$ 1.91	$ 1.80	$ 1.91	$ 1.52	$ 2.17	13.6%	42.8%	$ 3.48	$ 3.68	5.7%
Notable items as reconciled above	0.02	0.03	0.02	0.16	-	-			0.04	-	
Diluted EPS, excluding notable items	$ 1.59	$ 1.94	$ 1.82	$ 2.07	$ 1.52	$ 2.17	11.9%	42.8%	$ 3.52	$ 3.68	4.5%

[A] Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses. [B] Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.

STATE STREET
17

18 Reconciliation of constant currency impacts A Other includes Other expenses and Amortization of intangible assets. Reconciliation of Constant Currency FX Impacts (Dollars in millions) 2Q22 1Q23 2Q23 2Q23 vs. 2Q22 2Q23 vs. 1Q23 2Q23 vs. 2Q22 2Q23 vs. 1Q23 2Q23 vs. 2Q22 2Q23 vs. 1Q23 Non-GAAP basis Total revenue, excluding notable items $ 2,953 $ 3,101 $ 3,110 $ 3 $ 10 $ 3,107 $ 3,100 5.2% (0.0)% Compensation and employee benefits, excluding notable items $ 1,046 $ 1,292 $ 1,123 $ (4) $ 5 $ 1,127 $ 1,118 7.7% (13.5)% Information systems and communications, excluding notable items 392 414 405 - 1 405 404 3.3% (2.4)% Transaction processing services, excluding notable items 240 239 235 - 1 235 234 (2.1)% (2.1)% Occupancy, excluding notable items 96 94 103 - 1 103 102 7.3% 8.5% Other expenses, excluding notable itemsA 322 330 346 (1) - 347 346 7.8% 4.8% Total expenses, excluding notable items $ 2,096 $ 2,369 $ 2,212 $ (5) $ 8 $ 2,217 $ 2,204 5.8% (7.0)% Reported Currency Translation Impact Excluding Currency Impact % Change Constant Currency

19 Endnotes 1. In March 2023, the Financial Accounting Standards Board issued new accounting guidance that expands the use of proportional amortization accounting to other types of tax credit investments regardless of the tax credit program from which the income tax credits are received. We adopted the new standard in the second quarter of 2023, effective January 1, 2023 for renewable energy production tax credit investments under the modified retrospective approach. The impact of adoption results in an increase in Other fee revenue, an increase in Tax expense and was not material to net income. 2. New asset servicing mandates, including announced Alpha front-to-back investment servicing clients, may be subject to completion of definitive agreements, approval of applicable boards and shareholders and customary regulatory approvals. New asset servicing mandates and servicing assets remaining to be installed in future periods exclude new business which has been contracted, but for which the client has not yet provided permission to publicly disclose and is not yet installed. These excluded assets, which from time to time may be significant, will be included in new asset servicing mandates and reflected in servicing assets remaining to be installed in the period in which the client provides its permission. Servicing mandates and servicing assets remaining to be installed in future periods are presented on a gross basis and therefore also do not include the impact of clients who have notified us during the period of their intent to terminate or reduce their relationship with State Street, which from time to time may be significant. New business in assets to be serviced is reflected in our AUC/A after we begin servicing the assets, and new business in assets to be managed is reflected in our AUM after we begin managing the assets. As such, only a portion of any new asset servicing and asset management mandates may be reflected in our AUC/A and AUM as of any particular date specified. Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month. Generally, our servicing fee revenues are affected by several factors, and we provide varied services from our full suite of offerings to different clients. The basis for fees will also differ across regions and clients and can reflect pricing pressures traditionally experienced in our industry. Consequently, no assumption should be drawn as to future revenue run rate from announced servicing wins or new servicing business yet to be installed, as the amount of revenue associated with AUC/A can vary materially. Management fees also are generally affected by various factors, including investment product type and strategy and relationship pricing for clients, and are more sensitive to market valuations than are servicing fees. Therefore, no assumption should be drawn from management fees associated with changes in AUM levels. 3. Front office software and data annual recurring revenue (ARR), an operating metric, is calculated by annualizing current quarter revenue for CRD and Mercatus and includes the annualized amount of most software-enabled revenue, including revenue generated from SaaS, maintenance and support revenue, FIX, and value-added services, which are all expected to be recognized ratably over the term of client contracts. Front office software and data ARR does not include software-enabled brokerage revenue, revenue from affiliates and licensing fees (excluding the portion allocated to maintenance and support) from on-premises software. 4. State Street was voted by a panel of independent judges and editorial staff as the Securities Services Provider of the Year and FX Connect as the Best Foreign Exchange Trading Platform in the Financial News 2023 Excellence in Trading & Tech Awards. 5. GlobalLink Digital was named “The Best New Product” at Markets Media Group’s 2023 U.S. Markets Choice Awards. 6. Unless otherwise noted, all capital ratios referenced on this slide and elsewhere in this presentation refer to State Street Corporation, or State Street, and not State Street Bank and Trust Company. All capital ratios are as of quarter end. The lower of capital ratios calculated under the Basel III advanced approaches and under the Basel III standardized approach are applied in the assessment of our capital adequacy for regulatory purposes. Standardized approach ratios were binding for 2Q22 to 2Q23. Refer to the Addendum for descriptions of these ratios. June 30, 2023 capital ratios are presented as of quarter-end and are preliminary estimates. 7. State Street’s Board of Directors will consider the common stock dividend at a regularly scheduled board meeting in 3Q23. State Street’s 3Q23 common stock and other stock dividends, including the declaration, timing and amount, remain subject to consideration and approval by State Street’s Board of Directors at the relevant times. 8. The index names listed are service marks of their respective owners. 9. Data presented for indicative purposes. Morningstar data includes long-term mutual funds, ETFs and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database. The long-term fund flows reported by Morningstar in North America are composed of U.S. domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. 2Q23 data for North America (U.S. domiciled) includes Morningstar actuals for April and May 2023 and Morningstar estimates for June 2023. 2Q23 data for EMEA is on a rolling three month basis for March 2023 through May 2023. 10. FX trading services in 4Q22 included notable items related to a revenue-related recovery of $23M. 11. On-premises revenue is revenue derived from locally installed software. Software-enabled revenue includes SaaS, maintenance and support revenue, FIX, brokerage, and value-add services. The revenue recognition pattern for on-premises installations differs from software- enabled revenue. 12. Front office bookings represent signed ARR contract values for CRD, Mercatus, Alpha Data Platform, and Alpha Data Services excluding bookings with affiliates, including SSGA. Front office revenue derived from affiliate agreements is eliminated in consolidation for financial reporting purposes. 13. Represents expected ARR from signed client contracts that are scheduled to be largely installed over the next 24 months for CRD, Mercatus and Alpha Data Services. It includes SaaS revenue, as well as maintenance and support revenue, and excludes the one-time impact of on-premises license revenue, revenue generated from FIX, brokerage, value-add services, and professional services as well as revenue from affiliates. 14. Represents expected annual revenue from signed client contracts that are scheduled to be largely installed over the next 24 months. This amount of expected revenue is estimated based on factors present on or about the time the contract was signed (and is not updated based on subsequent developments, including changes in assets, market valuations and scope). It does not include professional services revenue or revenue from affiliates. 15. NII is presented on a GAAP-basis. NIM is presented on a fully taxable-equivalent (FTE) basis, and is calculated by dividing FTE NII by average total interest-earning assets. Refer to the Addendum for reconciliations of NII FTE-basis to NII GAAP-basis on the Average Statement of Condition. 16. Duration as of period end and based on the total investment portfolio. 17. Other includes Other expenses and Amortization of intangible assets. 18. Other expenses in 2Q22 included a notable item related to acquisition and restructuring costs of $12M. Excluding this notable item, 2Q23 adjusted Other expenses of $346M was up 7% compared to 2Q22 adjusted Other expenses of $322M. 19. State Street received a regulatory exemption to maintain its 1.0% G-SIB capital surcharge until January 1, 2024. 20. The SCB of 2.5% effective on October 1, 2023 is calculated based upon the results of the CCAR 2023 exam. 21. State Street Bank and Trust's (SSBT) LCR is significantly higher than State Street Corporation's (SSC) LCR, primarily due to application of the transferability restriction in the U.S. LCR Final Rule to the calculation of SSC’s LCR. This restriction limits the amount of HQLA held at SSC’s principal banking subsidiary, SSBT and available for the calculation of SSC’s LCR to the amount of net cash outflows of SSBT. This transferability restriction does not apply in the calculation of SSBT’s LCR, and therefore SSBT’s LCR reflects the full benefit of all of its HQLA holdings. LCR for 4Q22, as presented, was revised in 1Q23 from prior reporting to reflect corrections to maturity dates, increasing the amount of encumbered securities collateral associated with certain repurchase agreements. 22. Leverage exposure is equal to average consolidated assets less applicable Tier 1 leverage capital reductions under regulatory standards.

20 Forward-looking statements This Presentation (and the conference call referenced herein) contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our strategy, growth and sales prospects, capital management, business, financial and capital condition, results of operations, the financial and market outlook and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “outlook,” “priority,” “will,” “expect,” "intend," "aim," "outcome," "future," “strategy,” "pipeline," “trajectory,” "target," “guidance,” “objective,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “trend,” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued. We are subject to intense competition, which could negatively affect our profitability; We are subject to significant pricing pressure and variability in our financial results and our AUC/A and AUM; We could be adversely affected by geopolitical, economic and market conditions, including, for example, as a result of liquidity or capital deficiencies (actual or perceived) by other financial institutions and related market and government actions, the ongoing war in Ukraine, actions taken by central banks to address inflationary pressures, challenging conditions in global equity markets, periods of significant volatility in valuations and liquidity or other disruptions in the markets for equity, fixed income and other asset classes globally or within specific markets such as those that impacted the UK gilts in the fourth quarter of 2022; Our development and completion of new products and services, including State Street AlphaSM or State Street DigitalSM, and the enhancement of our infrastructure required to meet increased regulatory and client expectations for resiliency and the systems and process re-engineering necessary to achieve improved productivity and reduced operating risk, involve costs, risks and dependencies on third parties; Our business may be negatively affected by our failure to update and maintain our technology infrastructure or as a result of a cyber-attack or similar vulnerability in our or business partners' infrastructure; Acquisitions, strategic alliances, joint ventures and divestitures, and the integration, retention and development of the benefits of our acquisitions, pose risks for our business; Competition for qualified members of our workforce is intense, and we may not be able to attract and retain the highly skilled people we need to support our business; We have significant international operations and clients that can be adversely impacted by developments in European and Asian economies; Our investment securities portfolio, consolidated financial condition and consolidated results of operations could be adversely affected by changes in the financial markets, governmental action or monetary policy. For example, among other risks, increases in prevailing interest rates could lead to reduced levels of client deposits and resulting decreases in our NII; Our business activities expose us to interest rate risk; We assume significant credit risk of counterparties, who may also have substantial financial dependencies on other financial institutions, and these credit exposures and concentrations could expose us to financial loss; Our fee revenue represents a significant portion of our revenue and is subject to decline based on, among other factors, market and currency declines, investment activities and preferences of our clients and their business mix; If we are unable to effectively manage our capital and liquidity, our financial condition, capital ratios, results of operations and business prospects could be adversely affected; We may need to raise additional capital or debt in the future, which may not be available to us or may only be available on unfavorable terms; If we experience a downgrade in our credit ratings, or an actual or perceived reduction in our financial strength, our borrowing and capital costs, liquidity and reputation could be adversely affected; Our business and capital-related activities, including common share repurchases, may be adversely affected by regulatory capital, credit (counterparty and otherwise) and liquidity standards and considerations; We face extensive and changing governmental regulation in the jurisdictions in which we operate, which may increase our costs and compliance risks and may affect our business activities and strategies; We are subject to enhanced external oversight as a result of the resolution of prior regulatory or governmental matters; Our businesses may be adversely affected by government enforcement and litigation; Our businesses may be adversely affected by increased political and regulatory scrutiny of asset management stewardship and corporate ESG practices; Our efforts to improve our billing processes and practices are ongoing and may result in the identification of additional billing errors; Any misappropriation of the confidential information we possess could have an adverse impact on our business and could subject us to regulatory actions, litigation and other adverse effects; Our calculations of risk exposures, total RWA and capital ratios depend on data inputs, formulae, models, correlations and assumptions that are subject to change, which could materially impact our risk exposures, our total RWA and our capital ratios from period to period; Changes in accounting standards may adversely affect our consolidated results of operations and financial condition; Changes in tax laws, rules or regulations, challenges to our tax positions and changes in the composition of our pre-tax earnings may increase our effective tax rate; We could face liabilities for withholding and other non-income taxes, including in connection with our services to clients, as a result of tax authority examinations; Our internal control environment may be inadequate, fail or be circumvented, and operational risks could adversely affect our business and consolidated results of operations; Shifting operational activities to non-U.S. jurisdictions, changing our operating model and outsourcing portions of our operations to third parties may expose us to increased operational risk, geopolitical risk and reputational harm and may not result in expected cost savings or operational improvements; Attacks or unauthorized access to our or our business partners' information technology systems or facilities, or disruptions to our or their operations, could result in significant costs, reputational damage and impacts on our business activities; Long-term contracts and customizing service delivery for clients expose us to pricing and performance risk; Our businesses may be negatively affected by adverse publicity or other reputational harm; We may not be able to protect our intellectual property or may infringe upon the rights of third parties; The quantitative models we use to manage our business may contain errors that could adversely impact our business and regulatory compliance; Our reputation and business prospects may be damaged if our clients incur substantial losses or are restricted in redeeming their interests in investment pools that we sponsor or manage; The impacts of climate change, and regulatory responses to such risks, could adversely affect us; We may incur losses as a result of unforeseen events including terrorist attacks, natural disasters, the emergence of a new pandemic or acts of embezzlement; and the transition away from LIBOR may result in additional costs and increased risk exposure. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2022 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this Presentation should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.

21 Non-GAAP measures In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non- GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as “expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, may also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. Refer to the Addendum for reconciliations of our non-GAAP financial information. To access the Addendum go to http://investors.statestreet.com and click on “Filings & Reports – Quarterly Earnings”.

22 Definitions ACWI All Country World Index AOCI Accumulated other comprehensive income APAC Asia-Pacific ARR Annual recurring revenue AUC/A Assets under custody and/or administration AUM Assets under management Bloomberg Global Aggregate Bloomberg Global Aggregate represents Bloomberg Global Aggregate Bond Index CET1 ratio Common equity tier 1 ratio CRD Charles River Development ECB European Central Bank EAFE Europe, Australia, and Far East EM Emerging markets EMEA Europe, Middle East and Africa EOP End of period EPS Earnings per share ESG Environmental, Social, and Governance ETF Exchange-traded fund Fed The Federal Reserve System FIX The Charles River Network's FIX Network Service (CRN) is an end-to-end trade execution and support service facilitating electronic trading between Charles River's asset management and broker clients Front office uninstalled revenue backlog Represents the annualized recurring revenue from signed client contracts that are scheduled to be fully installed over the next 24 months for CRD, Mercatus and Alpha Data Services. It includes SaaS revenue as well as maintenance and support revenue and excludes the one-time impact of on-premises license revenue, revenue generated from FIX, brokerage, value-add services, and professional services as well as revenue from affiliates FTE Fully taxable-equivalent FX Foreign exchange GAAP Generally accepted accounting principles in the United States G-SIB Global systemically important bank HQLA High Quality Liquid Asset HTM Held-to-maturity LIBOR London Inter-Bank Offered Rate LCR Liquidity Coverage Ratio Lending related and other Lending related and other fees primarily consist of fee revenue associated with State Street’s fund finance, leveraged loans, municipal finance, insurance and stable value wrap businesses Middle office uninstalled revenue backlog Represents the annualized recurring revenue from signed client contracts that are scheduled to be fully installed over the next 24 months. It does not include professional services revenue or revenue from affiliates MSCI Morgan Stanley Capital International Net income before income taxes (NIBT) Income before income tax expense Net interest income (NII) Income earned on interest bearing assets less interest paid on interest bearing liabilities Net interest margin (NIM) (FTE) Fully taxable-equivalent (FTE) Net interest income divided by average total interest-earning assets nm Not meaningful OCI Other comprehensive income On-premises On-premises revenue as recognized in Front office software and data Operating leverage Rate of growth of total revenue less the rate of growth of total expenses, relative to the corresponding prior year period, as applicable Payout ratio Total payout ratio is equal to common stock dividends and common stock purchases as a percentage of net income available to common shareholders Pre-tax margin Income before income tax expense divided by total revenue Operational deposits Client cash deposits that are required for or related to the underlying transaction activity of their accounts, and accordingly, are historically more stable than other transient cash deposits %Pts Percentage points is the difference from one percentage value subtracted from another Quarter-over-quarter (QoQ) Sequential quarter comparison Return on equity (ROE) Net income less dividends on preferred stock divided by average common equity RWA Risk weighted assets SaaS Software as a service SCB Stress capital buffer Seasonal expenses Seasonal deferred incentive compensation expenses for retirement-eligible employees and payroll taxes SEC Securities Exchange Commission SPY SPDR® S&P 500® ETF Trust SPDR Standard and Poor's Depository Receipt SSGA State Street Global Advisors Year-over-year (YoY) Current period compared to the same period a year ago